Virtus Small-Cap Value Fund,

a series of Virtus Equity Trust

Supplement dated February 23, 2009 to the

Prospectus and to the Statement of Additional Information for the Virtus Equity Trust

dated June 6, 2008, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

Effective February 20, 2009, the Virtus Small-Cap Value Fund, formerly a series of Virtus Equity Trust, was merged with and into the Virtus Disciplined Small-Cap Value Fund, a series of Virtus Insight Trust. The Virtus Small-Cap Value Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Virtus Small-Cap Value Fund in the current Prospectus and SAI are hereby deleted.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VET 8019/SCVF Merged (2/09)